                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 3.67

Form BCA-2.10                                   ARTICLES OF INCORPORATION
(Rev. Jan. 1999)                         THIS SPACE FOR USE BY SECRETARY OF STATE
Jessa White
Secretary of State                                                                  THIS SPACE FOR USE BY SECRETARY
Department of Business Services                                                                  OF STATE
Springfield, IL 62756
http://www.sos.state.il.us                                                          Date  12/17/99

Payment must be made by                                                             Franchise Tax      $ 25.00
certified check, cashier's check,                                                   Filing Fee*        $ 75.00
Illinois attorney's check, Illinois                                                                    -------
C.P.A.'s check or money order,                                                                         $100.00
payable to "Secretary of State."
                                                                                    Approved:

1.    CORPORATE NAME: Watermark Ventures, Inc.

      (The corporate name must contain the word "corporation", "company", "incorporated", "limited" or an abbreviation thereof

2.    Initial Registered Agent:          Andrew P. Tacson

                                         First Name                Middle Initial             Last Name
      Initial Registered Office:         225 West Washington Street, Suite 1300
                                         Number                    Street                     Suite #
                                         Chicago, IL               Cook                       60606
                                         City                      County                     Zip Code

3     Purpose or purposes for which the corporation is organized:
      (If not sufficient space to cover this point, add one or more sheets of this size.)

                 To transact any and all lawful business for which a corporation may be organized under the Illinois Business Corporation Act.

4.    Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                                               NUMBER OF SHARES       NUMBER OF SHARES PROPOSED    CONSIDERATION TO BE
CLASS                PAR VALUE PER SHARE          AUTHORIZED                TO BE ISSUED            RECEIVED THEREFOR
----------------------------------------------------------------------------------------------------------------------
Common                     $ None                  100,000                      1,000                    $ 1,000.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL =         $ 1,000.00

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are;
(If not sufficient space to cover this point, add one or more sheets of this size,)

                                     (OVER)

5. OPTIONAL:            (a)   Number of directors constituting the initial board of directors of the corporation:
                              ______________

                        (b)   Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and quality:

                        Name                            Residential Address                     City, State, ZIP
                        ________________________________________________________________________________________
                        ________________________________________________________________________________________
                        ________________________________________________________________________________________

6. OPTIONAL:            (a)   It is estimated that the value of all property to be owned by the corporation
                              for the following year wherever located will be;                                  $_______________

                        (b)   It is estimated that the value of the property to be located within the State
                              of Illinois during the following year will be:                                    $_______________

                        (c)   It is estimated that the value of the property to be located within the State
                              of Illinois during the following year will be:                                    $_______________

                        (d)   It is estimated that the gross amount of business that will be transacted from
                              places or business in the State of Illinois during the following year will be:    $_______________

7. OPTIONAL:            OTHER PROVISIONS

                        Attach a separate sheet of this size for any other provision to be included in the
                        Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8.                                              NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

      Dated:  December 16,      1999
          (Month & Day)         Year

                  SIGNATURE AND NAME                                                         ADDRESS
1.    /s/ Mark G. Kalifa                                      1.  225 W. Washington St., #1300
      --------------------------------------------                Street
      Signature                                                   Chicago, IL   60606
      Mark G. Kalifa                                              _____________________________________________________
      (Type or Print Name)                                        City/Town             State                 Zip Code
2.                                                            2   _____________________________________________________
      --------------------------------------------
      Signature                                                   Street
      (Type or Print Name)                                        City/Town             State                 Zip Code

3.    Signature                                               3   _____________________________________________________
      --------------------------------------------
      (Type or Print Name)                                        Street
                                                                  _____________________________________________________
                                                                  City/Town             State                 Zip Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by Its president or vice president and verified by him, and attested by its secretary or assistant secretary.

                                  FEE SCHEDULE

- The Initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

-     The filing fee is $75.

-     The minimum total due (franchise tax + filing fee) is $100.

      (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

- The Department of Business Services In Springfield will provide assistance in calculating the total fees If necessary.

-     Illinois Secretary of State               Springfield, IL 62756

-     Department of Business Services Telephone (217) 782-9922 or 782-9523

Form BCA-10.30                              ARTICLES OF AMENDMENT                  File # 60809569
(Rev. Jan. 1999)

Jessa White
Secretary of State                                                                 SUBMIT IN DUPLICATE
Department of Business Services
Springfield, IL 62756                                                              THIS SPACE FOR USE BY SECRETARY
Telephone (217) 782-1832                                                                        OF STATE
                                                                                   Date  2-25-00
Remit payment in check or money order,
payable to "Secretary of State."                                                   Franchise Tax      $
                                                                                   Filing Fee*        $25.00
The filing fee for restated articles                                               Penalty            $
of amendment - $100.00
                                                                                   Approved:
http://www.sos.state.il.us

1.    CORPORATE NAME: Watermark Ventures, Inc.
                                                                                                          (Note 1)
2.    MANNER OF ADOPTION OF AMENDMENT:

      [ ]    The following amendment of the Articles of Incorporation was adopted on February 1, 2000, _______ in the manner indicated below. ("X" one box only)
                        (Month & Day)      (year)

      [ ]    By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                          (Note 2)
      [ ]    By a majority of the board of directors, in accordance with Section
             10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                                                          (Note 2)
      [ ]    By a majority of the board of directors, in accordance with Section
             10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                                                          (Note 3)
      [ ]    By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                                          (Note 4)
      [ ]    By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation.
             Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                                                          (Note 4 & 5)
      [ ]    By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                          (Note 5)

3.    TEXT OF AMENDMENT:

      a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

            Article I: The name of the corporation is:

Watermark Physician Services, Inc.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)
                                TEXT OF AMENDMENT

      b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
      (If not applicable, insert "No change')

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change')

      (b)The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change')

                                    Before Amendment            After Amendment
           Paid-in Capital          $______________             $______________

    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated: February 17, 2000                           Watermark Ventures, Inc.
           (Month & Day)                                (Exact Name of Corporation at date of execution)

     attested by  /s/  Deborah T. McCormick             by /s/  Ronald P. Soltman
                  ----------------------------------       ----------------------------------------------
     (Signature of Secretary or Assistant Secretary)    (Signature of President or Vice President)

                  Deborah T. McCormick                  Ronald P. Soltman
                  -----------------------------------   -------------------------------------------------
                  (Type or Print Name and Title)                       (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title. N/A

                                       OR

            If amendment is authorized by the directors pursuant to Section
            10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

            The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

            Dated ________________________,        _________
                  (Month & Day)                      (Year)

___________________________________         ___________________________________
___________________________________         ___________________________________
___________________________________         ___________________________________
___________________________________         ___________________________________

                         UNANIMOUS CONSENT OF DIRECTORS

                                       OF

                            WATERMARK VENTURES, INC.

      The undersigned, being all of the members of the Board of Directors of Watermark Ventures, Inc., an Illinois corporation (the "Corporation") hereby adopt the following resolution in lieu of a meeting pursuant to the laws of
Illinois:

CHANGE OF CORPORATE NAME

      RESOLVED, the Articles of Incorporation of the Corporation be amended to change the corporate name of the Corporation from Watermark Ventures, Inc. to Watermark Physician Services, Inc. and that a copy of this resolution be presented to the shareholders of the Corporation for their approval of the change of the Corporation's name.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument effective as of the 1st day of February, 2000.

                                  /s/  Deborah T. McCormick
                                  -------------------------
                                  Deborah T. McCormick

                                  /s/  Ronald P. Soltman
                                  -------------------------
                                  Ronald P. Soltman

                                  /s/  James H. Spalding
                                   ------------------------
                                  James H. Spalding

                      UNANIMOUS CONSENT OF SOLE STOCKHOLDER

                                       OF

                            WATERMARK VENTURES, INC.

            The undersigned, being the sole stockholder of Watermark Ventures, Inc., an Illinois corporation (the "Corporation"), hereby adopts the following resolution in lieu of a meeting pursuant to the laws of Illinois:

CHANGE OF CORPORATE NAME

      RESOLVED, the Articles of Incorporation of the Corporation be amended to change the corporate name of the Corporation from Watermark Ventures, Inc. to Watermark Physician Services, Inc.

            IN WITNESS WHEREOF, the undersigned has duly executed this instrument effective as of the 1st day of February, 2000.

                                       WATERMARK VENTURES, INC.

                                       By:  /s/  Ronald P. Soltman
                                            ------------------------------------
                                                Ronald P. Soltman
                                                Executive Vice President